UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):               January 27, 2015

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02.          Results of Operations and Financial Condition

The information under this Item 2.02, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 28, 2015, Citrix Systems, Inc. (“Citrix”) issued a press release regarding its financial results for the quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 2.05.          Costs Associated with Exit or Disposal Activities

On January 28, 2015, Citrix announced the implementation of a restructuring program designed to increase strategic focus and operational efficiency. The restructuring will affect approximately 700 full-time and 200 contractor positions (the “Restructuring Program”).  In connection with this Restructuring Program, the Board of Directors of Citrix adopted a severance pay and benefits plan on January 27, 2015.

Citrix currently expects to record in the aggregate approximately $49 million to $55 million in pre-tax restructuring charges associated with this Restructuring Program.  Included in these pre-tax charges are approximately $40 million to $45 million related to employee severance arrangements and approximately $9 million to $10 million related to the consolidation of leased facilities during fiscal year 2015.  Substantially all of these charges will result in cash expenditures.  Citrix currently anticipates completing the majority of the activities related to the Restructuring Program by the end of 2015.

Section 9-Financial Statements and Exhibits

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated January 28, 2015 of Citrix Systems, Inc.

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance.  Investors are cautioned that the statements in this Current Report on Form 8-K that are not strictly historical statements, including, without limitation, statements regarding Citrix’s restructuring program, including anticipated charges and costs, constitute forward-looking statements.  Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the impact of the global economy and uncertainty in the IT spending environment; the success and growth of the company's product lines, including competition, demand and pricing dynamics and other transitions in the markets for Citrix's virtualization products and collaboration services; the company's ability to develop and commercialize new products and services, including its enterprise mobility products, while growing its established virtualization, networking and collaboration products and services; disruptions due to its restructuring program, changes and transitions in key personnel and succession risks; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's products and services; changes in our revenue mix towards products and services with lower gross margins; seasonal fluctuations in the company's business; failure to execute Citrix's sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, service providers and strategic partners and the company's reliance on and the success of those partners for the marketing and distribution of the company's products; the company's ability to maintain and expand its business in small sized and large enterprise accounts; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix's acquisitions, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management's attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses, including failure to achieve anticipated cost savings from the restructuring program and other cost reduction initiatives; ability to effectively manage our capital structure and the impact of related changes on our operating results and financial condition; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; changes in the company's pricing and licensing models, promotional programs and product mix, all of which may impact Citrix's revenue recognition; charges in the event of a write-off or impairment of acquired assets, underperforming businesses, investments or licenses; international market readiness, execution and other risks associated with the markets for Citrix's products and services; unanticipated changes in tax rates, non-renewal of tax credits or exposure to additional tax liabilities; risks of political and social turmoil; and other risks detailed in the company's filings with the Securities and Exchange Commission.  Citrix assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the matters described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated:	January 28, 2015	By:	/s/ David J. Henshall
			Name:	David J. Henshall
			Title:	Executive Vice President, Chief Operating Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 28, 2015 of Citrix Systems, Inc.